UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2014

URBAN BARNS FOODS INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-53942
Commission File Number

Office 205 – 290 Lakeshore Road
Pointe-Claire, Quebec, Canada H9S 4L3
(Address of principal executive offices)

Registrant’s telephone number, including area code: 514-907-4989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On September 5, 2014, Urban Barns Foods Inc. (the “Company”) granted options to purchase an aggregate of 7,000,000 shares of the Company’s Class A common stock to certain of its directors, officers, employees and eligible consultants, each of which vests immediately and is exercisable into one share at a price of $0.10 per share until September 5, 2024. Of the options, the Company granted 2,650,000 to Richard Groome, the Company’s President, Chief Executive Officer and director; 1,275,000 to Robyn Jackson, a director of the Company; and 1,000,000 each to Horst Hueniken, the Company’s Chief Financial Officer, Secretary, Treasurer and director, and Jeremy Kendall, a director of the Company.

The Company granted the options in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The Company’s reliance on Regulation S was based on the fact that the options were granted in “offshore transactions” as defined in Regulation S. The Company did not engage in any directed selling efforts in the United States in connection with the grant of the options, and the optionees were not U.S. persons and did not acquire the options for the account or benefit of any U.S. person.

Neither the options nor the securities underlying the options have been registered under the Securities Act or under any state securities laws and they may not be offered or sold without registration or an applicable exemption from the registration requirements of the Securities Act.

ITEM 8.01 OTHER EVENTS

On October 22, 2012, the Board of Directors of the Company (the “Board”) authorized and approved the adoption of a stock option plan entitled the 2012 Employee Stock & Option Plan (the “2012 Plan”), pursuant to which an aggregate of 25,000,000 shares of the Company’s Class A common stock were eligible for issuance. The purpose of the 2012 Plan was to enhance the Company’s long-term stockholder value by offering opportunities to its directors, officers, employees and eligible consultants to acquire and maintain stock ownership in order to give those persons the opportunity to participate in the Company’s growth and success, and to encourage them to remain in its service.

On September 5, 2014, the Board approved the termination of the 2012 Plan and the adoption of a stock option plan entitled the 2014 Stock Option Plan (the “2014 Plan”) in its place. The 2014 Plan was established for the same purpose as the 2012 Plan and contains substantially similar terms, except that the maximum number of shares of the Company’s Class A common stock issuable under the 2014 Plan is 10% of the Company’s issued and outstanding shares of that class from time to time.

As of the date of this current report on Form 8-K, the Company has options to purchase an aggregate of 17,300,000 shares of its Class A common stock outstanding, including the options described in Item 3.02.

A copy of the 2014 Plan is included as Exhibit 10.1 to this current report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	2014 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 11, 2014	Urban Barns Foods Inc.
(Registrant)

	By:	/s/ Richard Groome
Richard Groome
President, Chief Executive Officer, Director